UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2015

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35243	90-0640593
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600
Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2015, the Board of Directors of SunCoke Energy, Inc. (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated By-Laws (the “Bylaws”), changing Section 2.11 of the Bylaws to revise the voting standard for uncontested director elections to a majority vote standard and to adopt a director resignation policy for directors who fail to receive a greater number of votes cast “for” than “against” in an uncontested election (not counting “abstentions” and “broker non-votes”).

The foregoing description is qualified in its entirety by reference to the Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

A copy of the Company’s amended and restated By-laws is filed herewith as Exhibit 3.1, in accordance with Item 601(b)(3) of Regulation S-K (17 CFR 229.601(b)(3).

(d) Exhibits

Exhibit No.	Description

3.1	By-laws of SunCoke Energy, Inc. (Amended and Restated as of December 10, 2015)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ Fay West
Fay West
Senior Vice President and
Chief Financial Officer

Date: December 15, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	By-laws of SunCoke Energy, Inc. (Amended and Restated as of December 10, 2015).